UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
__________________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2010

__________________________________

CAREPAYMENT TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Oregon	001-16781	91-1758621
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5300 Meadows Rd., Suite 400, Lake Oswego, Oregon	97035
(Address of principal executive offices)	(Zip Code)

(503) 419-3505
(Registrant's telephone number, including area code)
__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 4, 2010, CarePayment Technologies, Inc., an Oregon corporation (the "Company"), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Initial 8-K") disclosing the Company's acquisition of Vitality Financial, Inc., a Delaware corporation ("Vitality").

In accordance with Item 9.01(a) and (b) of Form 8-K, the Initial 8-K did not include the historical financial statements of Vitality or the unaudited pro forma combined financial information of the Company and Vitality (collectively, the "Financial Information"), and instead contained an undertaking to file subsequently the Financial Information.  This amendment is being filed for the purpose of satisfying the Company's undertaking to file the Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with the Initial 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

(1)	The following audited financial statements of Vitality are included in this report:

•	Independent Auditors Report
•	Balance Sheets as of December 31, 2009 and 2008
•	Statements of Operations for the years ended December 31, 2009 and 2008
•	Statements of Changes in Stockholders’ Equity for the years ended December 31, 2009 and 2008
●	Statements of Cash Flows for the years ended December 31, 2009 and 2008
•	Notes to the Financial Statements

(2)	The following unaudited financial statements of Vitality are included in this report:

•	Unaudited Condensed Balance Sheet as of June 30, 2010
•	Unaudited Condensed Statements of Operations for the six months ended June 30, 2010 and 2009
•	Unaudited Condensed Statements of Cash Flows for the six months ended June 30, 2010 and 2009
•	Notes to the Unaudited Financial Statements

(b)	Pro Forma Financial Information. The following unaudited pro forma financial information of the Company and Vitality are included in this report:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2010

2

Vitality Financial, Inc.

Financial Statements

Years Ended December 31, 2009 and 2008

Vitality Financial, Inc.
Financial Statements
Years Ended December 31, 2009 and 2008

Table of Contents

Independent Auditors' Report

To the Board of Directors of Vitality Financial, Inc.
San Francisco, California

We have audited the accompanying balance sheets of Vitality Financial, Inc. (the Company) as of December 31, 2009 and 2008, and the related statements of operations, changes in stockholders’ equity, and cash flows for the for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vitality Financial, Inc. as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ AKT LLP
AKT LLP
Lake Oswego, Oregon
October 13, 2010

VITALITY FINANCIAL, INC.
BALANCE SHEETS
December 31, 2009 and 2008

	2009	2008
Assets
Cash and cash equivalents	$344,832	$747,763
Loans receivable, net	35,194	—
Prepaid expenses	4,572	5,848
Equipment, net of accumulated deprecation of $5,572 in 2009 and $1,980 in 2008	6,372	8,797
Total assets	$390,970	$762,408

Liabilities and Shareholders' Equity
Accounts payable and accrued liabilities	$19,452	$11,159
Deferred revenue	5,672	—
Line of credit	12,641	—
Total Liabilities	37,765	11,159

Shareholders' Equity:
Preferred stock, par value $0.001 per share, 3,970,238 shares authorized, 2,845,373 shares issued and outstanding at December 31, 2009 and 2008	2,845	2,845
Common stock, par value $0.001 per share, 11,029,762 shares authorized, 4,500,000 shares issued and outstanding at December 31, 2009 and 2008	4,500	4,500
Additional paid-in capital	1,020,749	1,013,379
Accumulated deficit	(674,889)	(269,475)
Total Shareholders’ Equity	353,205	751,249
Total Liabilities and Shareholders’ Equity	$390,970	$762,408

See accompany notes to financial statements.

VITALITY FINANCIAL, INC.
STATEMENTS OF OPERATIONS
December 31, 2009 and 2008

	2009	2008
Revenue:
Interest on consumer loans	$4,457	$—
Interest Expense	(221)	—
Net interest revenue, before provision for credit losses	4,236	—
Provision for credit losses	(700)	—
Net interest revenue	3,536
Other income:
Interest Income	4,387	10,438
Consulting fees	—	16,891
Total net revenue	7,923	27,329
Operating expense	(412,537)	(287,227)
Net loss before income taxes	(404,614)	(259,898)
Income tax provision	(800)	(800)
Net loss	$(405,414)	$(260,698)

See accompany notes to financial statements.

VITALITY FINANCIAL, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
Ended December 31, 2009 and 2008

					Additional
	Preferred Stock		Common Stock		Paid-In	Accumulated
	Shares	Amount	Shares	Amount	Capital	Deficit	Total
Balance, December 31, 2007	—	$—	4,500,000	$4,500	$2,180	$(8,777)	$(2,097)
Preferred stock issued	2,845,373	2,845	—	—	1,072,140	—	1,074,985
Costs related to preferred stock issue	—	—	—	—	(64,831)	—	(64,831)
Stock options issued	—	—	—	—	3,890	—	3,890
Net loss	—	—	—	—	—	(260,698)	(260,698)
Balance, December 31, 2008	2,845,373	2,845	4,500,000	4,500	1,013,379	(269,475)	751,249
Stock options issued	—	—	—	—	7,370	—	7,370
Net loss	—	—	—	—	—	(405,414)	(405,414)
Balance, December 31, 2009	2,845,373	$2,845	4,500,000	$4,500	$1,020,749	$(674,889)	$353,205

See accompany notes to financial statements.

VITALITY FINANCIAL, INC.
STATEMENTS OF CASH FLOWS
Years Ended December 31, 2009 and 2008

	2009	2008
Cash Flows From Operating Activities:
Net loss	$(405,414)	$(260,698)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation	3,592	1,980
Stock options granted to employee and director	7,370	3,890
Stock options granted to consultants	(283)	413
Deferred revenue	(3,488)	—
Provision for credit losses	700
Change in assets and liabilities:
Prepaid expenses	1,276	(5,848)
Accounts payable and accrued liabilities	8,576	10,746
Net cash used in operating activities	(387,671)	(249,517)

Cash Flows From Investing Activities:
Investment in loans receivable	(50,891)	—
Proceeds from payments received on loans receivable	24,157	—
Purchase property and equipment	(1,167)	(10,777)
Net cash used in investing activities	(27,901)	(10,777)

Cash Flows From Financing Activities:
Proceeds from sale of preferred stock	—	1,074,985
Expense paid relating to sale of preferred stock	—	(64,831)
Net proceeds from line of credit	12,641	—
Payment on loan to stockholder	—	(2,097)
Net cash provided by financing activities	12,641	1,008,057
Change in cash	(402,931)	747,763
Cash, beginning	747,763	—
Cash, end	$344,832	$747,763

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$221	$—
Cash paid during the year for income taxes	$800	$800

See accompany notes to financial statements.

Vitality Financial, Inc.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008

1.  Business

Overview
Vitality Financial, Inc. (the “Company”) was incorporated in the state of Delaware in August 2007.  The Company purchases, at a discount, consumer health care receivables from hospitals for the patients’ uninsured portion of their hospital bill.  The Company purchases these receivables on either a recourse or a non-recourse basis. The Company has developed a proprietary healthcare credit score process to evaluate non-recourse loans prior to purchase.  Upon credit approval, customers are offered a preapproved line of credit. Upon acceptance of the terms of the agreement, the Company purchases the customer's hospital receivable balance at a discount.  Interest rates on these consumer loans are generally less than traditional credit card rates.  The individual loan balances range from $500 to $3,000 and are paid over a period of 19 months or less.

2.  Summary of Significant Accounting Policies

Basis of Accounting:
The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America.

Cash and cash equivalents:
The Company maintains cash in bank deposit accounts that, at times, may exceed federally insured limits.  Certain accounts are fully insured under the Transaction Account Guarantee Program (TAGP) until January 1, 2010. At December 31, 2009 and 2008, the Company did not have any cash balances that exceed federally insured limits.  The Company has not experienced any losses in such accounts and has taken measures to limit exposure to any significant risk on cash.

Loans receivable and provision for loan losses:
The Company purchases consumer healthcare receivables at a discount from hospitals and are recorded as loans receivable.  The discounted price ranges from 12% to 60% of face value depending on (1) whether the purchase is non-recourse or can be recoursed back to the hospital and (2) the credit worthiness of the consumer.  The terms of the receivable agreements at December 31, 2009 range from 15 to 19 months.  There were no loans receivable at December 31, 2008.

Loans receivable are stated at unpaid principal balances, less a provision for credit losses and net of discounts which are recorded as deferred revenue.  Deferred revenue is recognized as revenue over the estimated life of each loan receivable using the interest method.

The provision for loan losses is maintained at a level which, in management’s judgment, is adequate to absorb credit losses inherent in the Company’s outstanding loans.  The amount of the provision is based on management’s evaluation of the collectability of the loans, trends in historical loss experience, specific impaired receivables, economic conditions and other inherent risks.

Equipment:
Equipment is comprised of computer equipment which is stated at cost, net of accumulated depreciation.  Depreciation is computed using the straight-line method over the estimated useful lives of the assets. The estimated useful life of the computer equipment is 3 years.  The Company evaluates long-lived assets for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Depreciation expense was $3,592 and $1,980 for the years ended December 31, 2009 and 2008, respectively.

Vitality Financial, Inc.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008

2.  Summary of Significant Accounting Policies, continued

Revenue recognition:
The Company purchases consumer healthcare receivables at a discount from hospitals.  The discount is recorded as deferred revenue on the balance sheet and is recognized as revenue over the estimated life of each receivable using the interest method.

Interest income is not recognized on specific impaired receivables unless the likelihood of further loss is remote.  Interest income on these receivables is recognized only to the extent of interest payments received.

Income taxes:
The Company is a C Corporation and is subject to US federal income tax.  Deferred income tax assets and liabilities are computed annually for differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established when necessary to reduce deferred tax asset to the amount to be realized.

Effective January 1, 2009, the Company adopted the accounting standard regarding “Accounting for Uncertain Tax Positions.”  This accounting standard provides detailed guidance for financial statement recognition, measurement, and disclosure of uncertain tax positions recognized in the enterprise’s financial statements.  It requires an entity to recognize the financial statement impact of a tax position when it is more likely than not that the position will be sustained upon examination.  The adoption of this standard had no material effect on the Company’s financial position, results of operations, or cash flows.  The tax years of 2007 to 2009 remain subject to examination by the taxing authorities.

Fair Value of Financial Instruments
The Company’s financial instruments, none of which are held for trading purposes, include cash and cash equivalents, loan receivables, deferred revenue, and line of credit.  The Company estimates that the fair value of all of these non-derivative financial instruments at December 31, 2009 and 2008 does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheets.

Estimates and assumptions:
The Company uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States of America.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Subsequent events
The Company has evaluated subsequent events through October 13, 2010, which is the date the consolidated financial statements were available to be issued.

Vitality Financial, Inc.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008

3.  Loans Receivable
Loans receivable consist of the following at December 31, 2009 and 2008 is as follows:

	2009	2008
Non-recourse loans receivable	$21,658	$—
Recourse loans receivable	14,236	—
Provision for loan losses	(700)	—
Loans receivable, net	$35,194	$—

4.  Line of Credit
On October 2008, the Company obtained a $250,000 revolving line of credit with a major bank (the “Lender”). The line of credit is collateralized by the Company’s assets and is due upon demand.  The interest rate on the line of credit is equal to the Lender’s prime rate and adjustable immediately upon the Lender announcing publically a change in its prime rate.  The Lender's prime rate was 3.25% at December 31, 2009 and 2008.

A summary of the Company's line of credit at December 31, 2009 and 2008 is as follows:

	2009	2008
Bank line of credit	$12,641	$—

5.  Income Taxes
The components of deferred tax asset are as follows:

	For the year ended December 31,
	2009	2008
Federal net operating loss carry forwards	$224,000	$89,000
State net operating loss carry forwards	38,000	15,000
Timing Differences	6,000	3,000
Deferred tax asset	268,000	107,000
Valuation allowance	(268,000)	(107,000)
Net deferred tax asset	$—	$—

Deferred income tax assets are a result of net operating losses and cash to accrual differences in the financial statements and on the tax return.  Because of the Company's current operating losses, management has provided a 100% valuation allowance for its net deferred tax assets.

As of December 31, 2009 the Company had federal and state net operating loss carry forwards of approximately $658,000 expiring during the years 2027 through 2029. The utilization of the tax net operating loss carry forwards will be limited due to ownership changes that have occurred as a result of the sale of the Company’s stock, see Note 9.

No liability has been recorded for uncertain tax positions, or related interest or penalties as of December 31, 2009 and December 31, 2008.

Vitality Financial, Inc.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008

6.  Shareholders’ Equity

Series A Preferred Stock:
The Company authorized 3,970,238 shares of Series A Preferred Stock (“Preferred Stock”) at par value of $0.001. In May 2008, the Company sold 2,845,373 shares of Preferred Stock for a total of $1,074,985; expenses related to the sale of the Preferred Stock were $64,831, which were recorded as a decrease in the Preferred Stock balance.  The holders of shares of the Preferred Stock are entitled to receive dividends out of any assets legally available, at a rate of 8% per annum, when and if declared by at least a 66 2/3% vote of the Board of Directors; such dividends are not cumulative.  The Preferred Stock is convertible any time after the date of issuance, into such number of fully paid and nonassesssable shares of Common Stock as determined by the conversion rate.  The holder of each share of Preferred Stock has the right to one vote for each share of Common Stock into which such Preferred Stock could be converted.  Each share of the Preferred Stock is convertible into one share of Common Stock at December 31, 2009 and 2008.  The Preferred Stockholders are entitled to a liquidation preference equal to the sum of the Original Issue Price multiplied by 1.25, plus any declared but unpaid dividends.

Common Stock:
The Company has authorized 11,029,762 shares of common stock at a par value of $0.001.  Common Stock shares outstanding were 4,500,000 at December 31, 2009 and 2008.

7.  Stock Incentive Plan
In April 2008, the Company adopted the Stock Option Plan (the “Plan”) pursuant to which the Company may grant restricted stock and stock options and/or stock purchase rights for the benefit of employees, directors and consultants. The Plan authorized grants of 793,651 shares of Common Stock. Grants are issued at prices equal to the estimated fair market value of the stock as defined in the Plan on the date of the grant, vest over various terms (generally four years), and expire ten years from the date of the grant.  The Plan allows vesting based upon performance criteria.  Certain option and share awards provide for accelerated vesting if there is a “change in control” of the Company (as defined in the Plan).  The fair value of share based options granted is calculated using the Black-Scholes option pricing model. A total of 188,774 shares of Common Stock remained reserved for issuance under the Plan at December 31, 2009.

Options issued to Employees and Directors
The Company accounts for share-based compensation by estimating the fair value of options granted using a Black-Scholes option valuation model.  The Company recognizes the expense for grants of stock options on a straight-line basis in the statement of operations as operating expense based on their fair value over the requisite service period.

There were no options granted during the year ended December 31, 2009.  For stock options issued to employees and directors in 2008, the following assumptions were used:

Expected life (in years)	6.0
Expected volatility	29.40%
Risk-free interest rate	3.67%
Expected dividend	—
Weighted average fair value per share	$0.068

Expected volatilities are based on historic volatilities from traded shares of a selected publicly traded peer group. Historic volatility has been calculated using the previous two years’ daily share closing price of the index companies. The Company has no historical data to estimate forfeitures.

Vitality Financial, Inc.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008

7.  Stock Incentive Plan, continued
The expected term of options granted is the safe harbor period approved by the Securities and Exchange Commission using the vesting period and the contract life as factors. The risk-free rate for periods matching the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

A summary of option activity under the Plan during the years ended December 31, 2009 and 2008 is presented below:

	Number of Common Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (years)
Options outstanding at December 31, 2007	—	—
Granted	381,043	$0.19
Exercised	—	—
Forfeited	—	—
Options outstanding at December 31, 2008	381,043	$0.19	9.5
Granted
Exercised	—	—
Forfeited	—	—
Options outstanding at December 31, 2009	381,043	$0.19	8.5
Options exercisable at December 31, 2009	164,815	$0.19	8.5

The Company recorded compensation expense for the estimated fair value of options issued of $7,370 and $3,890 for the years ended December 31, 2009 and 2008, respectively.  As of December 31, 2009, the Company had $14,833 of unrecognized compensation cost related to unvested share-based compensation arrangements granted under the Plan. The unamortized cost is expected to be recognized over a weighted-average period of 2.3 years.

Options issued to Vendors (time based vesting)
The Company issued stock options with time based vesting to certain vendors during 2008 in return for services provided. There were no options granted to vendors during the year ended December 31, 2009. Generally accepted accounting principles also require valuing share based payments issued to vendors at fair value at each reporting date.

For stock options with time based vesting issued to vendors in 2008, the following assumptions were used:

Expected life (in years)	6.0
Expected volatility	29.18%
Risk-free interest rate	3.33%
Expected dividend	—
Weighted average fair value per share	$0.067

Vitality Financial, Inc.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008

7.  Stock Incentive Plan, continued
At December 31, 2009, the fair value of options issued to vendors was $183 or $0.003 per option. The fair value was calculated using the following assumptions: exercise price $0.1889, stock price $0.0503, expected volatility 41.9%, risk free interest rate 2.34%, and an expected life 4.3 years.

At December 31, 2008, the fair value of options issued to vendors was $1,335, or $0.021 per option. The fair value was calculated using the following assumptions: exercise price $0.1889, stock price $0.1057, expected volatility 38.2%, risk free interest rate 1.61%, and an expected life 5.4 years.

A summary of option activity under the Plan during the years ended December 31, 2009 and 2008 is presented below:

	Number of Common Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (years)
Options outstanding at December 31, 2007	—	—
Granted	65,103	$0.19
Exercised	—	—
Forfeited	—	—
Options outstanding at December 31, 2008	65,103	$0.19	9.4
Granted
Exercised	—	—
Forfeited	—	—
Options outstanding at December 31, 2009	65,103	$0.19	8.4
Options exercisable at December 31, 2009	41,856	$0.19	8.4

The Company recorded share based expense for the estimated fair value of options issued to vendors for the year ended December 31, 2008, of $413.  For the year ended December 31, 2009, an expense reduction of $283 was recorded as a result of the decrease in the fair value of the options during the year. As of December 31, 2009 there was $66 of total unrecognized compensation cost related to unvested share-based payment arrangements granted to vendors under the Plan. The unamortized cost is expected to be recognized over a weighted-average period of 1.3 years as of December 31, 2009.

Options issued to Vendors (performance based vesting)
The Company issued stock options with performance based vesting to a vendor during 2008 in return for services to be provided. There were no performance based stock options issued during the year ended December 31, 2009.

For stock options with performance based vesting issued to a vendor in 2008, the following assumptions were used:

Expected life (in years)	6.0
Expected volatility	29.10%
Risk-free interest rate	3.42%
Expected dividend	—
Weighted average fair value per share	$0.067

Vitality Financial, Inc.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008

7.  Stock Incentive Plan, continued
At December 31, 2009, the fair value of options with performance based vesting issued to vendors was $476, or $0.003 per option. The fair value was calculated using the following assumptions: exercise price $0.1889, stock price $0.0503, expected volatility 41.9%, risk free interest rate 2.34%, and an expected life 4.5 years.

At December 31, 2008, the fair value of options with performance based vesting issued to vendors was $3,338, or $0.021 per option. The fair value was calculated using the following assumptions: exercise price-$0.1889, stock price $0.1057, expected volatility 38.2%, risk free interest rate 1.61%, and an expected life 5.5 years.

A summary of activity for options with performance based vesting issued to vendors under the Plan as of December 31, 2009 and 2008 and changes during the years then ended is presented below:

	Number of Common Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (years)
Options outstanding at December 31, 2007	—	—
Granted	158,731	$0.19
Exercised	—	—
Forfeited	—	—
Options outstanding at December 31, 2008	158,731	$0.19	9.4
Granted
Exercised	—	—
Forfeited	—	—
Options outstanding at December 31, 2009	158,731	$0.19	8.4
Options exercisable at December 31, 2009	—	—	—

No expense was recorded during the years ended December 31, 2009 and 2008, as performance criteria associated with the options was not attained.  As of December 31, 2009 there was $476 of total unrecognized compensation cost related to unvested share-based payment arrangements granted to vendors under the Plan. The unamortized cost is expected to be recognized over a weighted-average period of 4.4 years as of December 31, 2009, as performance criteria are attained.

8.  Commitments and Contingencies

Operating leases:
The Company rents office space which requires 60 days notice to cancel the rental agreement.  At December 31, 2009, the Company did not have operating leases with initial or non-cancelable lease terms greater than one year.

For the years ended December 31, 2009 and 2008, the Company incurred rent expense of $31,733 and $17,973, respectively.

Vitality Financial, Inc.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008

8.  Commitments and Contingencies, continued

Litigation:
The Company has a pending legal proceeding which it believes will not have a material impact on the Company’s financial position or results of operations, see Note 9.

9.  Subsequent Events
On July 30, 2010, the Company entered into an Agreement and Plan of Merger with CarePayment Technologies, Inc. (“CarePayment”) pursuant to which Vitality became a wholly owned subsidiary of CarePayment.  CarePayment services consumer healthcare receivables on behalf of other companies. Under the terms of the Merger Agreement, the stockholders of Vitality received, collectively, 97,500 shares of Series E Convertible Preferred Stock of CarePayment in consideration for all the outstanding stock of Vitality.

In July 2010, a former employee filed a complaint in Orange County, California, alleging breach of contract, breach of fiduciary duty, fraud, and negligent misrepresentation against the Company and its officers.  The plaintiff seeks damages relating to unexercised stock option grants and other matters related to the sale of the Company to CarePayment.  The Company believes the claim is without merit and does not believe that the claim will have a material impact on the Company’s financial position or results of operations.

Vitality Financial, Inc.

Condensed Financial Statements
(Unaudited)

For the Six Months Ended June 30, 2010 and 2009

VITALITY FINANCIAL, INC.
CONDENSED BALANCE SHEETS
(Unaudited)

	June 30, 2010	December 31, 2009
Assets
Cash and cash equivalents	$135,891	$344,832
Loans receivable, net	57,928	35,194
Prepaid expenses	2,368	4,572
Property and equipment, net	4,381	6,372

Total assets	$200,568	$390,970

Liabilities and Shareholders' Equity
Accounts payable and accrued liabilities	$10,325	$19,452
Deferred revenue	10,528	5,672
Line of credit	—	12,641

Total liabilities	20,853	37,765

Shareholders' equity:
Preferred stock, par value $0.001 per share, 3,970,238 shares authorized, 2,845,373 shares issued and outstanding at June 30, 2010 and December 31, 2009	2,845	2,845
Common stock, par value $0.001 per share, 11,029,762 shares authorized, 4,500,000 shares issued and outstanding at June 30, 2010 and December 31, 2009	4,500	4,500
Additional paid-in capital	1,033,463	1,020,749
Accumulated deficit	(861,093)	(674,889)

Total shareholders’ equity	179,715	353,205

Total liabilities and shareholders’ equity	$200,568	$390,970

The accompanying notes are an integral part of these condensed financial statements.

1

VITALITY FINANCIAL, INC.
CONDENSED STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2010 and 2009
(Unaudited)

	2010	2009
Revenue:
Interest on consumer loans	$10,973	$901

Interest expense	(77)	(65)

Net interest revenue, before provision for credit losses	10,896	836
Provision for credit losses	(500)	—

Net interest revenue	10,396	836
Other income:
Interest on investments	229	2,825

Total net revenue	10,625	3,661

Operating expense	(196,829)	(194,335)

Net loss before income taxes	(186,204)	(190,674)
Income tax provision	—	—

Net loss	$(186,204)	$(190,674)

The accompanying notes are an integral part of these condensed financial statements.

2

VITALITY FINANCIAL, INC.
CONDENSED STATEMENTS OF CASH FLOWS
For Six Months Ended June 30, 2010 and 2009
(Unaudited)

	2010	2009
Cash Flows Used In Operating Activities:
Net loss	$(186,204)	$(190,674)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization	1,991	1,796
Stock options granted to employee and director	12,714	3,685
Stock options granted to consultants	625	—
Deferred revenue	(10,235)	(704)
Provision for credit losses	500
Change in assets and liabilities:
Prepaid expenses	2,204	(1,962)
Accounts payable and accrued liabilities	(9,752)	(8,763)
Net cash used in operating activities	(188,157)	(196,622)

Cash Flows Used In Investing Activities:
Investment in loans receivable	(63,722)	(13,104)
Proceeds from payments received on loans receivable	55,579	8,073
Purchase property and equipment	—	(1,167)
Net cash used in investing activities	(8,143)	(6,198)

Cash Flows Provided By (Used In) Financing Activities:
Proceeds from sale of preferred stock	—	—
Expense paid relating to sale of preferred stock	—	—
Proceeds from revolving credit line	(12,641)	5,848
Payment on loan to stockholder	—	—
Net cash provided by (used in) financing activities	(12,641)	5,848
Change in cash	(208,941)	(196,972)
Cash , beginning of period	344,832	747,763
Cash, end of period	$135,891	$550,791

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$—	$—
Cash paid for income taxes	$—	$—

The accompanying notes are an integral part of these condensed financial statements.

3

Vitality Financial, Inc.
Notes to Condensed Financial Statements (unaudited)
Six Months Ended June 30, 2010 and 2009

1.  Business

Overview

Vitality Financial, Inc. (“we,” “us,” “our,” “Vitality,” or the “Company”) was incorporated in the state of Delaware in August 2007.  The Company purchases, at a discount, consumer health care receivables from hospitals for the patients’ uninsured portion of their hospital bill.  The Company purchases these receivables on either a recourse or a non-recourse basis; the Company is currently focusing primarily on the non-recourse market. Vitality has developed a proprietary healthcare credit score process to evaluate non-recourse loans prior to purchase.  Upon credit approval, customers are offered a preapproved line of credit. Upon acceptance of the terms of the agreement, the Company purchases the customer's hospital receivable balance at a discount.  Interest rates on these consumer loans are generally less than traditional credit card rates.  The individual loan balances generally range from $500 to $3,000 and are paid over a period of 19 months or less.

2.  Summary of Significant Accounting Policies

Basis of presentation:

The accompanying unaudited financial statements of the Company have been prepared in accordance with generally accepted accounting principles for interim financial information.  Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.  In the opinion of management, all normal, recurring adjustments considered necessary for a fair presentation have been included.  The financial statements should be read in conjunction with the audited financial statements for the year ended December 31, 2009.  Interim results of operations are not necessarily indicative of the results to be expected for the full year or any other interim periods.

Estimates and assumptions:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Concentration of credit risk:

Loan receivables — The loan receivables are with consumers who may be affected by the current economic environment.  The Company believes it has adequately provided for potential credit losses.

Cash and investments — The Company maintains its cash in bank accounts; at times, the balances in these accounts have exceeded federally insured limits.  The Company has not experienced any losses in such accounts.

Cash and cash equivalents:

Cash and cash equivalents are stated at cost, which approximates fair value, and include investments with maturities of three months or less at the date of acquisition.  Cash and cash equivalents consist of bank deposits.

Loans receivable:

The Company purchases consumer healthcare receivables from hospitals at a discount.  The discounted price ranges from 12% to 60% of face value depending on (1) whether the purchase is non-recourse or can be recoursed back to the hospital and (2) the credit worthiness of the consumer.  The terms of the receivable agreements at June 30, 2010 range from 15 to 19 months.

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Vitality Financial, Inc.
Notes to Condensed Financial Statements (unaudited)
Six Months Ended June 30, 2010 and 2009

Loans receivable are stated at unpaid principal balances, less a provision for credit losses and net of discounts which are recorded as deferred revenue.  Deferred revenue is recognized as revenue over the estimated life of each loan receivable using the interest method.

Property and equipment:

Property and equipment is comprised of computer equipment and software licenses which are stated at cost, net of accumulated depreciation and amortization.  Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the assets. The estimated useful life of the computer equipment and the software licenses is 3 years.  The Company evaluates long-lived assets for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Depreciation and amortization expense was $1,991 and $1,796 for the years ended June 30, 2010 and 2009, respectively.

Revenue recognition:

The Company purchases consumer healthcare receivables at a discount from hospitals.  The discount is recorded as deferred revenue on the balance sheet and is recognized as revenue over the estimated life of each receivable using the interest method.

Interest income is not recognized on specific impaired receivables unless the likelihood of further loss is remote.  Interest income on these receivables is recognized only to the extent of interest payments received.

Loan loss reserves:

The provision for loan losses is maintained at a level which, in management’s judgment, is adequate to absorb credit losses inherent in the Company’s outstanding loans.  The amount of the provision is based on management’s evaluation of the collectability of the loans, trends in historical loss experience, specific impaired receivables, economic conditions and other inherent risks.

Income taxes:

The Company is a C Corporation and is subject to US federal income tax.  Deferred income tax assets and liabilities are computed annually for differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established when necessary to reduce deferred tax asset to the amount to be realized.

Effective January 1, 2009, the Company adopted the accounting standard regarding “Accounting for Uncertain Tax Positions.”  This accounting standard provides detailed guidance for financial statement recognition, measurement, and disclosure of uncertain tax positions recognized in the enterprise’s financial statements.  It requires an entity to recognize the financial statement impact of a tax position when it is more likely than not that the position will be sustained upon examination.  The adoption of this standard had no material effect on the Company’s financial position, results of operations, or cash flows.  The tax years of 2007 to 2009 remain subject to examination by the taxing authorities.

Subsequent events

The Company has evaluated subsequent events through October 14, 2010 which is the date the consolidated financial statements were issued, see Note 9.

5

Vitality Financial, Inc.
Notes to Condensed Financial Statements (unaudited)
Six Months Ended June 30, 2010 and 2009

Recently issued accounting standards:

In January 2010, the FASB issued guidance to amend the disclosure requirements related to recurring and nonrecurring fair value measurements. The guidance requires disclosure of transfers of assets and liabilities between Level 1 and Level 2 of the fair value measurement hierarchy, including the reasons and the timing of the transfers and information on purchases, sales, issuance, and settlements on a gross basis in the reconciliation of the assets and liabilities measured under Level 3 of the fair value measurement hierarchy. This guidance is effective for the Company beginning January 1, 2011. The Company does not expect that the adoption of this guidance will have an impact on its financial position or results of operations.

3.  Loans Receivable

Loans receivable consist of the following at June 30, 2010 and December 31, 2009 is as follows:

	2010	2009
Non-recourse loans receivable	$59,128	$21,658
Recourse loans receivable	—	14,236
Provision for loan losses	(1,200)	(700)
Loans receivable, net	$57,928	$35,194

4.  Line of Credit

A summary of the Company's line of credit at June 30, 2010 and December 31, 2009 is as follows:

	2010	2009
Bank line of credit	$—	$12,641

On October 2008, the Company obtained a $250,000 revolving line of credit with a major bank (the “Lender”). The line of credit is collateralized by the loans receivable and all records, data and computer software required to create, maintain and process the collateral.  Interest is paid monthly.  The line of credit is due upon demand.  The interest rate on the line of credit is equal to the Lender’s prime rate and adjustable immediately upon the Lender announcing publically a change in its prime rate.  The Lender's prime rate was 3.25% at June 30, 2010 and December 31, 2009.  The Company cancelled this line of credit in connection with the sale of all of the Company’s stock, see Note 9.

5.  Shareholders’ Equity

Series A Preferred Stock:

The Company authorized 3,970,238 shares of Series A Preferred Stock (“Preferred Stock”) at par value of $0.001. In May 2008, the Company sold 2,845,373 shares of Preferred Stock for a total of $1,074,985; expenses related to the sale of the Preferred Stock were $64,831, which were recorded as a decrease in the Preferred Stock balance.  The holders of shares of the Preferred Stock are entitled to receive dividends out of any assets legally available, at a rate of 8% per annum, when and if declared by at least a 66 2/3% vote of the Board of Directors; such dividends are not cumulative.  The Preferred Stock is convertible any time after the date of issuance, into such number of fully paid and nonassesssable shares of Common Stock as determined by the conversion rate.  The holder of each share of Preferred Stock has the right to one vote for each share of Common Stock into which such Preferred Stock could be converted.  Each share of the Preferred Stock is convertible into one share of Common Stock at June 30, 2010 and 2009.  The Preferred Stockholders are entitled to a liquidation preference equal to sum of the Original Issue Price multiplied by 1.25, plus any declared but unpaid dividends.

6

Vitality Financial, Inc.
Notes to Condensed Financial Statements (unaudited)
Six Months Ended June 30, 2010 and 2009

Common Stock:

The Company has authorized 11,029,762 shares of common stock at a par value of $0.001.  Common Stock shares outstanding were 4,500,000 at June 30, 2010 and December 31, 2009.

6.  Stock Incentive Plan

In April 2008, the Company adopted the Stock Option Plan (the "Plan") pursuant to which the Company may grant restricted stock and stock options and/or stock purchase rights for the benefit of employees, directors and consultants. The Plan authorized grants of 793,651 shares of Common Stock. Grants are issued at prices equal to the estimated fair market value of the stock as defined in the Plan on the date of the grant, vest over various terms (generally four years), and expire ten years from the date of the grant.  The Plan allows vesting based upon performance criteria.  Certain option and share awards provide for accelerated vesting if there is a change in control of the Company (as defined in the Plan).  The fair value of share based options granted is calculated using the Black-Scholes option pricing model. A total of 188,774 shares of Common Stock remained reserved for issuance under the Plan at June 30, 2010.

The Company accounts for share-based compensation by estimating the fair value of options granted using a Black-Scholes option valuation model.  The Company recognizes the expense for grants of stock options on a straight-line basis in the statement of operations as operating expense based on their fair value over the requisite service period.

Expected volatilities are based on historic volatilities from traded shares of a selected publicly traded peer group. Historic volatility has been calculated using the previous two years’ daily share closing price of the index companies. The Company has no historical data to estimate forfeitures. The expected term of options granted is the safe harbor period approved by the Securities and Exchange Commission using the vesting period and the contract life as factors. The risk-free rate for periods matching the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

A summary of option activity under the Plan during the six months ended June 30, 2010 is presented below:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (years)
Options outstanding at December 31, 2009	381,043	$0.19	8.5
Granted	—	—
Exercised	—	—
Forfeited	—	—
Options outstanding at June 30, 2010	381,043	$0.19	7.9
Options exercisable at June 30, 2010	381,043	$0.19	7.9

The Company recorded compensation expense for the estimated fair value of options issued of $12,714 and $3,685 for the six months ended June 30, 2010 and 2009, respectively.  As of June 30, 2010, the Company had $2,119 of unrecognized compensation cost related to unvested share-based compensation arrangements granted under the Plan. The unamortized cost is expected to be recognized over a weighted-average period of 1.7 years.

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Vitality Financial, Inc.
Notes to Condensed Financial Statements (unaudited)
Six Months Ended June 30, 2010 and 2009

At June 30, 2010, the fair value of options issued to vendors was $78 or $0.001 per option. The fair value was calculated using the following assumptions: exercise price $0.1889, stock price $0.048, expected volatility 39.7%, risk free interest rate 1.14%, and an expected life 3.8 years.

A summary of option activity under the Plan during the six months ended June 30, 2010 is presented below:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (years)
Options outstanding at December 31, 2009	65,103	$0.19	8.4
Granted	—	—
Exercised	—	—
Forfeited	—	—
Options outstanding at June 30, 2010	65,103	$0.19	7.8
Options exercisable at June 30, 2010	65,103	$0.19	7.8

The Company recorded share based expense of $0 for the estimated fair value of options issued to vendors for the six months ended June 30, 2010 and 2009.  As of June 30, 2010 there was $66 of total unrecognized compensation cost related to unvested share-based payment arrangements granted to vendors under the Plan. The unamortized cost is expected to be recognized over a weighted-average period of 0.7 years as of June 30, 2010.

At June 30, 2010, the fair value of options with performance based vesting issued to vendors was $476, or $0.003 per option. The fair value was calculated using the following assumptions: exercise price $0.1889, stock price $0.0503, expected volatility 41.9%, risk free interest rate 2.34%, and an expected life 4.5 years.

A summary of activity for options with performance based vesting issued to vendors under the Plan as of June 30, 2010 is presented below:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (years)
Options outstanding at December 31, 2009	158,731	$0.19	8.4
Granted	—	—
Exercised	—	—
Forfeited	—	—
Options outstanding at June 30, 2010	158,731	$0.19	7.8
Options exercisable at June 30, 2010	—	—	—

8

Vitality Financial, Inc.
Notes to Condensed Financial Statements (unaudited)
Six Months Ended June 30, 2010 and 2009

No expense was recorded during the six months ended June 30, 2010 and 2009, as performance criteria associated with the options was not attained.  As of June 30, 2010 there was $476 of total unrecognized compensation cost related to unvested share-based payment arrangements granted to vendors under the Plan. The unamortized cost is expected to be recognized over a weighted-average period of 3.8 years as of June 30, 2010, as performance criteria are attained.

7.  Commitments and Contingencies

Operating leases:

The Company rents office space which requires 60 days notice to cancel the rental agreement.  At June 30, 2010, the Company did not have operating leases with initial or non-cancelable lease terms greater than one year.

For the six months ended June 30, 2010 and 2009, the Company incurred rent expense of $19,237 and $14,542, respectively.

Litigation:

The Company has a pending legal proceeding which it believes will not have a material impact on the Company’s financial position or results of operations, see Note 9.

8.  Fair Value Measures

Fair value:

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  It establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
Level 1 –	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical assets or liabilities.
Level 2 –
Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 –	Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

Fair value of financial instruments:

The carrying value of the Company's cash and cash equivalents, accounts payable and other accrued liabilities approximate their fair values due to the relatively short maturities of those instruments.

The Company estimated the fair value of its loans receivable at June 30, 2010 using a discounted cash flow model (Level 3). The fair value of the loans receivable does not differ materially from the carrying value of the loans receivable.

9

Vitality Financial, Inc.
Notes to Condensed Financial Statements (unaudited)
Six Months Ended June 30, 2010 and 2009

9.  Subsequent Events

On July 30, 2010, the Company entered into an Agreement and Plan of Merger with CarePayment Technologies, Inc. (“CarePayment”) pursuant to which Vitality became a wholly owned subsidiary of CarePayment.  CarePayment services consumer healthcare receivables on behalf of other companies. Under the terms of the Merger Agreement, the stockholders of Vitality received, collectively, 97,500 shares of Series E Convertible Preferred Stock of CarePayment in consideration for all the outstanding stock of Vitality.

In July 2010, a former employee filed a complaint in Orange County, California, alleging breach of contract, breach of fiduciary duty, fraud, and negligent misrepresentation against the Company and its officers.  The plaintiff seeks damages relating to unexercised stock option grants and other matters related to the sale of the Company to CarePayment.  The Company believes the claim is without merit and does not believe that the claim will have a material impact on the Company’s financial position or results of operations.

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CAREPAYMENT TECHNOLOGIES, INC.
Unaudited Pro Forma Condensed Consolidated Financial Information

Basis of Presentation

The accompanying unaudited pro forma condensed balance sheet as of June 30, 2010 gives effect to the acquisition of all of the issued and outstanding stock of Vitality Financial, Inc (“Vitality”) by CarePayment Technologies, Inc. (the “Company”) as if the acquisition occurred on that date.  The accompanying unaudited pro forma statement of operations for the year ended December 31, 2009 and the unaudited pro forma statement of operations for the six months ended June 30, 2010, give effect to the acquisition as if it occurred on the first day of each period presented.

Pro forma adjustments have been limited to only those adjustments that are:  directly attributable to the transaction, factually supportable, and in the case of pro forma income statement adjustments, expected to have a continuing impact on the Company’s financial results.

The unaudited pro forma condensed financial information is provided for information purposes only and is not necessarily indicative of the results that would have occurred if the acquisition had occurred on the first day of the period presented.  The unaudited pro forma financial statements should not be construed as being representative of future operating results or financial position of the Company and should be read in conjunction with the:

1.	Accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements;

2.
The Company’s historical audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission on March 31, 2010 and the Company’s Form 10-Q for the six months ended June 30, 2010, as filed with the Securities and Exchange Commission on August 23, 2010;

3.
Vitality’s historical audited financial statements and notes for the fiscal year ended December 31, 2009 and 2008 and Vitality’s historical unaudited financial statements and notes for the six months ended June 30, 2010, included as Item 9.01 (a) of this Form 8-K/A; and

4.	Form 8-K filed with the Securities and Exchange Commission by the Company on August 4, 2010 and the exhibits attached thereto.

CAREPAYMENT TECHNOLOGIES, INC.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
June 30, 2010

	Historical Statements
	CarePayment Technologies, Inc.	Vitality Financial, Inc	Pro Forma Adjustments		Pro Forma Consolidated
Assets
Current Assets:
Cash and cash equivalents	$530,178	$135,891	$—		$666,069
Related party receivables	285,040	—	—		285,040
Loans receivable	—	57,928	(2,388)	(a)	55,540
Prepaid expenses	87,083	2,368	—		89,451

Total current assets	902,301	196,187	(2,388)		1,096,100
Related party note receivable	1,750,000	—	—		1,750,000
Loans receivable	—	—	2,388	(a)	2,388
Property and equipment, net	423,867	4,381	219	(c)	428,467
Intangible assets, net	9,359,000	—	71,950	(d)	9,430,950
Goodwill	—	—	(91,164)	(h)	—
			91,164	(i)

Total assets	$12,435,168	$200,568	$72,169		$12,707,905

Liabilities and Shareholders’ Equity (Deficit)
Current Liabilities:
Accounts payable and accrued liabilities	$1,968,468	$10,325	$24,220	(e)	$2,003,013
Deferred revenue	—	10,528	(96)	(b)	10,432
Total current liabilities	1,968,468	20,853	24,124		2,013,445
Deferred revenue	—	—	96	(b)	96
Notes payable, net of current potion	884,875	—	—		884,875
Mandatorily redeemable preferred stock	881,931	—	—		881,931

Total liabilities	3,735,274	20,853	24,220		3,780,347
Shareholders’ Equity:
CarePayment Technologies, Inc. shareholders’ equity:
Preferred stock	—	2,845	(2,845)	(g)	—
			136,500	(f)	136,500
Common stock	18,087,951	4,500	(4,500)	(g)	18,087,951
Additional paid-in capital	21,848,627	1,033,463	(1,033,463)	(g)	21,848,627
Accumulated deficit	(31,242,060)	(861,093)	861,093	(g)	(31,150,896)
			91,164	(i)
Total CarePayment Technologies, Inc. shareholders' equity	8,694,518	179,715	47,949		8,922,182
Noncontrolling interest	5,376	—	—		5,376
Total shareholders’ equity (deficit)	8,699,894	179,715	47,949		8,927,558

Shareholders' Equity (Deficit):	$12,435,168	$200,568	$72,169		$12,707,905

(a)	To reclassify loans receivable from current to long term, consistent with the financial presentation of the Company.
(b)	To reclassify deferred revenue from current to long term, consistent with the financial presentation of the Company.
(c)	Adjustment to record the fair value of property and equipment acquired.
(d)	Adjustment to record the fair value of intangible assets acquired.
(e)	Adjustment to record the fair value of liabilities assumed.
(f)	Adjustment to record the fair value of the Company’s preferred stock issued to acquire Vitality’s stock.
(g)	Adjustment to eliminate Vitality’s equity.
(h)	Adjustment to record liabilities assumed in excess of assets acquired as goodwill.
(i)	Adjustment to record negative goodwill as gain on the acquisition (recorded in accumulated deficit).

CAREPAYMENT TECHNOLOGIES, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2009

	Historical Statements
	CarePayment Technologies, Inc.	Vitality Financial, Inc		Pro Forma Adjustments		Pro Forma Consolidated

Revenue	$—		$4,457	$—		$4,457
Cost of revenue	—		—	31,380	(a)	37,797
				6,417	(b)

Gross margin	—		4,457	(37,797)		(33,340)
Operating Expenses:
Sales, general and administrative	403,300		413,237	(31,380)	(a)	808,290
				23,133	(b)

Loss from operations	(403,300)		(408,780)	(29,550)		(841,630)
Other income (expense):
Interest income			4,387	—		4,387
Interest expense	(513,620)		(221)	—		(513,841)

Other income (expense), net	(513,620)		4,166	—		(509,454)
Net loss before income tax	(916,920)		(404,614)	(29,550)		(1,351,084)
Income tax expense	—		800	—		800

Net loss	$(916,920)		$(405,414)	$(29,550)		$(1,351,884)

Net loss per share:
Basic and diluted	$(0.45)	$				$(0.66)
Weighted average number of shares outstanding:
Basic and diluted	2,043,441					2,043,441

(a)	To reclassify operating expenses to cost of revenue consistent with the financial presentation of the Company.
(b)	Adjustment for amortization of the intangible assets over the estimated useful lives.

CAREPAYMENT TECHNOLOGIES, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended June 30, 2010

	Historical Statements
	CarePayment Technologies, Inc.	Vitality Financial, Inc		Pro Forma Adjustments		Pro Forma Consolidated
Revenue	$2,839,245		$10,973	$—		$2,850,218
Cost of revenue	2,241,642		—	27,523	(a)	2,272,373
				3,208	(b)
Gross margin	597,603		10,973	(30,731)		577,845
Operating Expenses:
Sales, general and administrative	1,941,851		197,329	(27,523)	(a)	2,123,224
				11,567	(b)

Loss from operations	(1,344,248)		(186,356)	(14,775)		(1,545,379)
Other income (expense):
Interest income	19,418		229	—		19,647
Loss reimbursement	1,241,912		—	—		1,241,912
Interest expense	(285,290)		(77)	—		(285,367)

Other income (expense), net	976,040		152	—		976,192
Net loss before income tax	(368,208)		(186,204)	(14,775)		(569,187)
Income tax expense	333		—	—		333
Net loss	(368,541)		(186,204)	(14,775)		(569,520)
Less: Net income attributable to noncontrolling interest	5,376		—	—		5,376

Net loss attributable to CarePayment Technologies, Inc.	$(373,917)		$(186,204)	$(14,775)		$(574,896)

Net loss per share:
Basic and diluted	$(0.08)	$				$(0.13)
Weighted average number of shares outstanding:
Basic and diluted	4,588,876					4,588,876

(a)	To reclassify operating expenses to cost of revenue consistent with the financial presentation of the Company.
(b)	Adjustment for amortization of the intangible assets over the estimated useful lives.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarePayment Technologies, Inc.
(Registrant)
Date: October 14, 2010
/s/ James T. Quist
James T. Quist
Chief Executive Officer

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